                                                             Exhibit 99(a)(1)(B)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                       OF

                         THE ELDER-BEERMAN STORES CORP.

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 8, 2000

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, OCTOBER 5, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                        WELLS FARGO BANK MINNESOTA, N.A.

                 By Mail:                         By Hand or Overnight Carrier:                   By Hand New York Drop:
     Wells Fargo Bank Minnesota, N.A.            Wells Fargo Bank Minnesota, N.A.              The Depository Trust Company
             P. O. Box 64858                        161 North Concord Exchange                  55 Water Street, 1st Floor
      St. Paul, Minnesota 55164-0858           South St. Paul, Minnesota 55075-1139           New York, New York 10041-0099
   Attention: Reorganization Department        Attention: Reorganization Department

                           By Facsimile Transmission:
                                 (651) 450-4163

-----------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
     (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)              SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
          APPEAR(S) ON SHARE CERTIFICATE(S))                      (ATTACH ADDITIONAL LIST, IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------
                                                            CERTIFICATE                         NUMBER OF SHARES
                                                            NUMBER(S)*                             TENDERED**
                                                                             TOTAL NUMBER OF
                                                                            SHARES REPRESENTED
                                                                            BY CERTIFICATE(S)*
                                                         --------------------------------------------------------

                                                         --------------------------------------------------------

                                                         --------------------------------------------------------

                                                         --------------------------------------------------------

                                                         --------------------------------------------------------

                                                         --------------------------------------------------------

                                                           TOTAL SHARES
-----------------------------------------------------------------------------------------------------------------
   Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.
                                               See instruction 10.
                     1st:                   2nd:                   3rd:                   4th:
                                                       5th:
-----------------------------------------------------------------------------------------------------------------

  * Need not be completed by Book-Entry Shareholders.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by Share Certificates delivered to the Depositary are being tendered. See Instruction 4.
 [ ] CHECK HERE IF SHARE CERTIFICATES FOR PART OR ALL OF YOUR SHARES HAVE BEEN LOST, STOLEN, MISPLACED OR
     DESTROYED. SEE INSTRUCTION 12.
-----------------------------------------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO ELDER-BEERMAN WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     This Letter of Transmittal is to be completed by shareholders either (a) if certificates for Shares (as defined below) are to be forwarded herewith in accordance with the Offer to Purchase, dated September 8, 2000 (the "Offer to Purchase"), or (b) unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by Wells Fargo Bank Minnesota, N.A. (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 4 of the Offer to Purchase. Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

     Holders of Shares ("Shareholders") whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth in
Section 4 of the Offer to Purchase. See Instruction 2.

           DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY
                DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET
           FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------
--------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

     Name(s) of Registered Holder(s):
                                     -------------------------------------------

     Window Ticket Number (if any):
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Name of Institution that Guaranteed Delivery:
                                                  ------------------------------

     TENDER OF SHARES HELD IN ELDER-BEERMAN'S EMPLOYEE STOCK PURCHASE PLAN
                              (SEE INSTRUCTION 14)

Complete this Section if you want to tender Shares held in Elder-Beerman's Employee Stock Purchase Plan. Please check only one box. If you check more than one box, or you check the second box but do not indicate a number of Shares, none of the Shares in your employee stock purchase plan account will be tendered.

[ ] I instruct the plan administrator to tender ALL of the Shares credited to my employee stock purchase plan account.

[ ] I instruct the plan administrator to tender the following number of Shares credited to my employee stock purchase plan account:

                         Number of Shares: ____________

                                    ODD LOTS
                              (SEE INSTRUCTION 15)

Complete this Section only if you own, or are tendering on behalf of a person who owns, beneficially or of record, an aggregate of fewer than 100 Shares (including any Shares held in the Employee Stock Purchase Plan, but not including any shares held in The Elder-Beerman Stores Corp. Financial Partnership Plan) and are tendering all of your Shares.

You either (check one box):

[ ] are the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

[ ]  are a broker, dealer, commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s) Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of the Shares.

                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED

              IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE,
    A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED MUST BE USED.

         CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO
              BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.
                ------------------------------------------------

           SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER

[ ] The undersigned wants to maximize the chance of having Elder-Beerman purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the purchase price determined by Elder-Beerman in accordance with the terms of the Offer. This action will result in receiving a price per share as low as $4.50 or as high as $6.00.
                ------------------------------------------------

                                       OR
                ------------------------------------------------

             SHARES TENDERED AT PRICE DETERMINED BY THE SHAREHOLDER

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the purchase price for the Shares is less than the price checked. A Shareholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. THE SAME SHARES CANNOT BE TENDERED AT MORE THAN ONE PRICE. If more than one box is checked, or if no box is checked, there is no valid tender of Shares.

     Price (in dollars) per share at which Shares are being tendered:

[ ] $4.50           [ ] $5.00           [ ] $5.50           [ ] $6.00
[ ] $4.75           [ ] $5.25           [ ] $5.75

            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
             INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to The Elder-Beerman Stores Corp., an Ohio corporation, the above-described shares of common stock, without par value, of The Elder-Beerman Stores Corp. ("Shares"), and the associated preferred share purchase rights (the "Rights") issued pursuant to the Rights Agreement, by and between Elder-Beerman and the Depositary, dated as of December 30, 1997 and amended as of November 11, 1998 (the "Rights Agreement"), at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 8, 2000, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together with the Offer to Purchase, constitute the "Offer"). Unless the context otherwise requires, all references to the Rights shall include all benefits that may inure to the holders of the Rights pursuant to the Rights Agreement, including the right to receive any payment due upon redemption of the Rights.

     Subject to, and effective upon, acceptance for payment of the Shares tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned hereby sells, assigns, and transfers to, or upon the order of, Elder-Beerman all right, title and interest in and to all Shares tendered and orders the registration of all Shares if tendered by book-entry transfer, and constitutes and irrevocably appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares with full knowledge that the Depositary also acts as the agent of Elder-Beerman, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (1) deliver Share Certificates or transfer ownership of the Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case with all accompanying evidences of transfer and authenticity, to or upon the order of Elder-Beerman upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the Shares;

     (2) present certificates for the Shares for cancellation and transfer on Elder-Beerman's books; and

     (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to Elder-Beerman that:

     (1) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby;

     (2) when and to the extent the Shares are accepted for payment, Elder-Beerman will acquire good, marketable and unencumbered title to the tendered Shares, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements and other obligations relating to the sale or transfer of the Shares, and the Shares will not be subject to any adverse claims;

     (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Elder-Beerman to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered; and

     (4) the undersigned has read, understands and agrees to all of the terms of the Offer.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Elder-Beerman upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Elder-Beerman pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

     All authority conferred or agreed to be conferred in this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, personal representatives, executors, administrators, legal representatives, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered. The certificate numbers, the number of Shares represented by the Share Certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which the Shares are being tendered should be indicated by either (1) checking the box under the item "Shares Tendered at Price Determined Pursuant to the Offer" or (2) checking ONE of the boxes listed under the item "Shares Tendered at Price Determined by Shareholder."

     The undersigned understands that Elder-Beerman will determine a single per share purchase price, not in excess of $6.00 nor less than $4.50, that it will pay for Shares validly tendered and not withdrawn, taking into account the number of Shares tendered and the prices specified by tendering Shareholders. Elder-Beerman will select the lowest purchase price that will allow it to buy 3,333,333 Shares or, if a lesser number of Shares are validly tendered, all Shares that are validly tendered. All Shares acquired in the Offer will be acquired at the same purchase price. All Shares validly tendered at prices at or below the purchase price and not withdrawn will be purchased, subject to the conditions of the Offer and the "odd lot" priority, including the proration provisions described in the Offer to Purchase. Elder-Beerman will return all Shares tendered at prices in excess of the purchase price that is determined by Elder-Beerman and Shares not purchased because of proration.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Elder-Beerman may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any Shares tendered or may accept for payment fewer than all Shares tendered.

     The undersigned understands that acceptance of Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Elder-Beerman upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price for all Shares purchased and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any Share Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any Share Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and deliver the check and/or return any Share Certificates to, the person or persons so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Elder-Beerman has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Elder-Beerman does not accept for payment any of the Shares tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if the Share Certificates not tendered or not purchased and/or the check for the aggregate purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated on the front cover.

Issue [ ] check and/or  [ ] Share Certificate(s) to:

Name:

                                (Please Type or Print)

Address:

                               (Include Zip Code)

                (Taxpayer Identification or Social Security No.)
                           (See Substitute Form W-9)

[ ] Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility

                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 6 AND 8)

     To be completed ONLY if the Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown on the front cover.

Mail [ ] check and/or  [ ] Share Certificate(s) to:

Name:
                                (Please Type or Print)

Address:

                               (Include Zip Code)

                (Taxpayer Identification or Social Security No.)
                           (See Substitute Form W-9)

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
--------------------------------------------------------------------------------

                           Signatures(s) of Owner(s)

Dated:          , 2000

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 6.)

Name(s):

Authorized Signature:

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):

Address:
                               (Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:
                               (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
      (SEE INSTRUCTIONS 1 AND 6. TO BE COMPLETED ONLY IF REQUIRED BY SUCH
                                 INSTRUCTIONS.)

Authorized Signature:

Name (Please print):

Title:

Name of Firm:

Address:
                               (Include Zip Code)

Area Code and Telephone Number:

Dated:          , 2000

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (1) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of Shares), unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" or (2) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of an approved Signature Guarantee Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6. If the Share Certificates are registered in the name of a person other than the signer of this Letter of Transmittal or if payment is to be made or Share Certificates not tendered or not accepted for payment are to be returned to a person other than the registered holder of the Share Certificates tendered, then the tendered Share Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share Certificates, with the signatures on the Share Certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in
Section 4 of the Offer to Purchase. Share Certificates, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date.

     Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 4 of the Offer to Purchase. Pursuant to the guaranteed delivery procedures: (1) the tender must be made by or through an Eligible Institution; (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Elder-Beerman, must be received by the Depositary on or prior to the Expiration Date; and (3) the Share Certificates, in proper form for transfer (or a Book-Entry Confirmation representing all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of the Letter of Transmittal), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery. A "Nasdaq trading day" is any day on which The Nasdaq Stock Market, Inc.'s National Market is open for business. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Shareholders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, state the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In such case, if any tendered Shares are purchased, a new certificate(s) for the remainder of the Shares that were evidenced by your old Share Certificate(s) will be sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered by this Letter of Transmittal, the Shareholder must either:

          (a) check the box under "Shares Tendered at Price Determined Pursuant to the Offer"; OR

          (b) check the box indicating the price per share at which the Shares are being tendered under "Shares Tendered at Price Determined by Shareholder."

By checking the box under "Shares Tendered at Price Determined Pursuant to the Offer," you agree to accept the purchase price determined by Elder-Beerman in accordance with the terms of the Offer, which may be as low as $4.50 or as high as $6.00 per share. By checking the box under "Shares Tendered at Price Determined by Shareholder," you acknowledge that doing so could result in none of the Shares being purchased if the purchase price for the Shares is less than the price represented by the box you check. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A Shareholder wishing to tender portions of his or her holdings at different prices must complete a separate Letter of Transmittal for each price at which the Shareholder wishes to tender each portion of his or her Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 5 of the Offer to Purchase) at more than one price.

     6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, each such person must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or copies of the Letters of Transmittal) as there are different registrations of Share Certificates.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and must submit proper evidence satisfactory to Elder-Beerman of such person's authority so to act.

     If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Share Certificates not tendered or not purchased are to be issued in the name of, any person other than the registered owner(s), in which case, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) appear(s) on the Share Certificates. Signature(s) on such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     7. STOCK TRANSFER TAXES. Except as set forth in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. Elder-Beerman will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate purchase price is to be made to, or if Share Certificates not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price received by such holder(s) pursuant to this Offer (i.e., such purchase price will be reduced) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. See Section 3 of the Offer to Purchase.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If (1) a check for the purchase price of any Shares tendered hereby is to be issued in the name of a person other than the signer of this Letter of Transmittal, and/or (2) any Shares not tendered or not purchased are to be returned to a person other than the signer of this Letter of Transmittal, or if the check is to be sent and/or any Share Certificates not tendered or not purchased are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer (i.e., Book-Entry Shareholders) may request that Shares not purchased be credited to an account maintained at the Book-Entry Transfer Facility as such Book-Entry Shareholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which the Shares were delivered. See Instruction 1.

     9. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid for Shares, the form of documents, and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares pursuant to any of the procedures described above will be determined by Elder-Beerman, in its sole discretion, which determination will be final and binding on all parties. Elder-Beerman reserves the absolute right to reject any or all tenders of Shares determined not to be in proper form or the acceptance of or payment for which may, in the opinion of counsel, be unlawful and reserves the absolute right to waive any defect or irregularity in any tender of Shares. Elder-Beerman also reserves the absolute right to waive or amend any or all of the Offer conditions.

     Elder-Beerman's interpretation of the terms and conditions of the Offer (including the letter(s) of transmittal and the instructions thereto) will be final and binding on all parties. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived. None of Elder-Beerman, Wasserstein Perella & Co., Morrow & Co., Wells Fargo Bank Minnesota, N.A. or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any notice.

     10. ORDER OF PURCHASES IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, Shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on such shares purchased is long-term or short-term (depending on the holding period for such Shares) and the amount of gain or loss recognized for federal income tax purposes. See
Section 1 and 6 of the Offer to Purchase.

     11. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax backholding rules, a Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such Shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, or an adequate basis for exemption, the Internal Revenue Service may subject the Shareholder or other payee to a $50 penalty, and the gross proceeds of any payments that are made to such Shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

     Certain Shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the Shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the Shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments that are made to a Shareholder with respect to Shares purchased pursuant to the Offer, the Shareholder is required to notify the Depositary of such Shareholder's correct TIN by completing a Substitute Form W-9 certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such Shareholder is awaiting a TIN), and
(ii) that (a) such Shareholder is exempt from backup withholding or (b) such Shareholder has not been notified by the Internal Revenue Service that such Shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such Shareholder that such Shareholder is no longer subject to backup withholding.

     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in
Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status" signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Depositary.

     If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Depositary within 60 days, backup withholding will begin and continue until you furnish your TIN to the Depositary. NOTE:
WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

     The Shareholder is required to give the Depositary the TIN of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     12. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the Shareholder should promptly notify the Depositary by checking the box at the bottom of the "Description of Shares Tendered" box on the front page of this Letter of Transmittal. The Shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

     13. 401(k) SAVINGS PLAN. Participants in The Elder-Beerman Stores Corp. Financial Partnership Plan may not use this letter of transmittal to direct the tender of Shares allocated to their 401(k) savings plan account, but must comply with the instructions found in the "Letter to Participants in The Elder-Beerman Stores Corp. Financial Partnership Plan" sent separately to them. Participants in the 401(k) plan are urged to carefully read the letter and related materials sent to them. Participants in the 401(k) plan who would like to tender Shares held outside of the 401(k) plan must use this letter of transmittal to tender those Shares held outside of the 401(k) plan.

     14. EMPLOYEE STOCK PURCHASE PLAN. If you want to tender Shares held in your account under Elder-Beerman's employee stock purchase plan, you must:

     - complete the box in this letter of transmittal entitled "Tender of Shares Held in Elder-Beerman Employee Stock Purchase Plan" by choosing the option to tender all of your Shares in your plan account or the option to tender a specific number of Shares held in your plan account (if the box is not completed, no Shares held in your plan account will be tendered), and

     - indicate the number of Shares being tendered from the employee stock purchase plan account in the box in this letter of transmittal entitled "Description of Shares Tendered."

     As with Shares held outside of the employee stock purchase plan, you may submit portions of the Shares held in your employee stock purchase plan account at different prices, but you must complete a separate letter of transmittal for each price at which you tender Shares. However, the same Shares cannot be tendered at more than one price, unless previously and properly withdrawn as provided in Section 5 of the Offer to Purchase.

     If you tender Shares held in your employee stock purchase plan account, all such Shares (other than fractional Shares) credited to your plan account will be tendered, unless otherwise specified in the box entitled "Tender of Shares Held in Elder-Beerman's Employee Stock Purchase Plan."

     15. ODD LOTS. If Elder-Beerman is to purchase fewer than all Shares properly tendered and not properly withdrawn, the Shares purchased first will consist of all Shares properly tendered by any Shareholder who owns, beneficially or of record, an aggregate of fewer than 100 Shares (including Shares held in Elder-Beerman's employee stock purchase plan, but not including any Shares held in The Elder-Beerman Stores Corp. Financial Partnership Plan) and who tenders all of the holder's Shares at or below the purchase price. This preference will not be available unless the box captioned "Odd Lots" is completed.

     16. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at its addresses set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies. Such materials will be furnished at Elder-Beerman's expense.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE COPY HEREOF) OR AN
                AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

          TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS OF SECURITIES
                              (SEE INSTRUCTION 11)
--------------------------------------------------------------------------------
              DEPOSITARY'S NAME: WELLS FARGO BANK MINNESOTA, N.A.
--------------------------------------------------------------------------------

                SUBSTITUTE                   Part 1 -- PLEASE PROVIDE YOUR TIN IN THE
                 FORM W-9                    BOX AT RIGHT AND CERTIFY BY SIGNING AND
                                             DATING BELOW.                              TIN
                                                                                            -----------------------------------
                                                                                                            (Social Security
                                                                                        Number or Employer Identification
                                                                                        Number)
                                           ------------------------------------------------------------------------------------

        DEPARTMENT OF THE TREASURY           Part 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
         INTERNAL REVENUE SERVICE            (SEE INSTRUCTIONS)


         DEPOSITARY'S REQUEST FOR
         TAXPAYER IDENTIFICATION
              NUMBER ("TIN")
            AND CERTIFICATION
                                           ------------------------------------------------------------------------------------
                                             Part 3 -- CERTIFICATIONS -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The
                                             number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or
                                             (c) the IRS has notified me that I am no longer subject to backup withholding.

                                             Signature ___________________________    Date ______________________
--------------------------------------------------------------------------------------------------------------------------------

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                        IN PART 1 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary within 60 days, 31% of all reportable payments made to me will be withheld.

Signature ________________________________________  Date ______________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH
BELOW:

                        The Depositary for the Offer is:

                        WELLS FARGO BANK MINNESOTA, N.A.

            By Mail:               By Hand or Overnight Carrier:         By Hand New York Drop:
Wells Fargo Bank Minnesota, N.A   Wells Fargo Bank Minnesota, N.A     The Depository Trust Company
        P. O. Box 64858              161 North Concord Exchange        55 Water Street, 1st Floor
 St. Paul, Minnesota 55164-0858      South St. Paul, Minnesota       New York, New York 10041-0099
                                             55075-1139
   Attention: Reorganization         Attention: Reorganization
            Department                       Department

                           By Facsimile Transmission:
                                 (651) 450-4163

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent or the Dealer Manager as set forth below, and will be furnished promptly at Elder-Beerman's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.
                           445 Park Avenue, 5th Floor
                            New York, New York 10022
                         Call Collect (212) 754-8000 or
                            Toll Free (800) 566-9061

                              Banks and Brokerage
                               Firms please call:
                                 (800) 662-5200

                      The Dealer Manager for the Offer is:

                               [Wasserstein Logo]

                           WASSERSTEIN PERELLA & CO.
                              31 West 52nd Street
                         New York, New York 10019-6163
                                 (212) 969-2700